UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 16, 2024

FIRSTSUN CAPITAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	333-258176	81-4552413
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 16th Street, Suite 250
Denver, Colorado 80202
(Address of principal executive offices and zip code)

(303) 831-6704
(Registrant's telephone number, including area code)

Not applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.
A copy of the Company’s investor presentation related to the transaction described in Item 8.01 is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 8.01    Other Events.
On January 16, 2024, FirstSun Capital Bancorp (the “Company”) and HomeStreet, Inc. (“HomeStreet”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of January 16, 2024, by and between the Company and HomeStreet pursuant to which, upon the terms and subject to the conditions set forth therein, the Company will acquire HomeStreet and HomeStreet Bank, HomeStreet’s wholly-owned bank subsidiary.
The transaction is expected to close in the middle of 2024, subject to the receipt of regulatory approvals and the approval of FirstSun’s and HomeStreet’s shareholders.
Under the terms of the agreement, shareholders of HomeStreet will receive, in respect of each share of common stock of HomeStreet held by them, 0.4345 shares of common stock of the Company.
A copy of the joint press release issued by the Company and HomeStreet is filed as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the Company’s investor presentation related to its acquisition of HomeStreet is filed as Exhibit 99.2 to this Current Report on Form 8-K.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements can be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of the proposed Merger. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.
Factors that could cause or contribute to such differences include, but are not limited to, (1) expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected, (2) the ability of HomeStreet to obtain the necessary approval by its shareholders, (3) the ability of FirstSun and HomeStreet to obtain required governmental approvals of the Merger, and (4) the failure of the closing conditions in the definitive merger agreement to be satisfied, or any unexpected delay in closing the Merger. Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” (in the case of FirstSun), “Forward-Looking Statements” (in the case of HomeStreet), and “Risk Factors” in FirstSun’s and HomeStreet’s Annual Reports on Form 10-K for the year ended December 31, 2022, and other documents subsequently filed by FirstSun and HomeStreet with the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger (the “Merger”) between FirstSun Capital Bancorp, a Delaware corporation (“FirstSun”) and HomeStreet, Inc., a Washington corporation (“HomeStreet”), FirstSun will file with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of HomeStreet and a Prospectus of FirstSun, as well as other relevant documents concerning the proposed transaction. Investors and security holders, prior to making any investment or voting decision, are urged to read the registration statement and proxy statement/prospectus when it becomes available (and any other documents filed with the SEC in connection with the Merger or incorporated by reference into the proxy statement/prospectus) because such documents will contain important information regarding the proposed merger.
Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by (i) FirstSun on its website at https://ir.firstsuncb.com/investor-relations/default.aspx - “Financials and Filings”, and (ii) HomeStreet on its website at https://ir.homestreet.com/sec-filings/all-filings/default.aspx.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
PARTICIPANTS IN THE SOLICITATION
FirstSun, HomeStreet and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of HomeStreet in connection with the proposed Merger. Information regarding the directors and executive officers of FirstSun and HomeStreet and other persons who may be deemed participants in the solicitation of the shareholders of HomeStreet in connection with the proposed Merger will be included in the proxy statement/prospectus for HomeStreet special meeting of shareholders, which will be filed by FirstSun with the SEC. Information about the directors and officers of FirstSun and their ownership of FirstSun’s common stock can be found in FirstSun’s annual report on Form 10-K, as filed with the SEC on March 16, 2023, and other documents subsequently filed by FirstSun with the SEC. Information about the directors and officers of HomeStreet and their ownership of HomeStreet’s common stock can be found in HomeStreet’s definitive proxy statement in connection with its 2023 annual meeting of shareholders, as filed with the SEC on April 11, 2023, and other documents subsequently filed by HomeStreet with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed Merger filed with the SEC when they become available.
Item 9.01    Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release of FirstSun Capital Bancorp and HomeStreet, Inc., dated January 16, 2024

99.2	FirstSun Capital Bancorp and HomeStreet, Inc. Joint Investor Presentation, dated January 16, 2024 (furnished only)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTSUN CAPITAL BANCORP

Date: January 16, 2024	By:	/s/ Neal E. Arnold
	Name:	Neal E. Arnold
	Title:	Chief Executive Officer